                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): July 9, 2015

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2015, Gary L. Larson, Vice President of Finance and Chief Financial Officer of Aehr Test Systems (the "Company"), notified the Company of his decision to retire from employment with the Company, effective September 8, 2015. The Company intends to appoint Ken Spink as Interim Chief Financial Officer of the Company, effective upon Mr. Larson's retirement.

Mr. Spink, age 54, has served as the Company's Corporate Controller since he joined the Company in 2008. Mr. Spink has more than 30 years of accounting and finance experience in the high tech, public accounting, leasing, service and construction industries. He was previously Corporate
Accounting Manager at Applied Materials, and began his career with accounting firm Deloitte. Mr. Spink received his Bachelor of Science in Business Administration degree from California State University, Hayward.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  July 14, 2015
                                       By:  /s/ Gary L. Larson
                                           -------------------------
                                           Gary L. Larson
                                           Vice President of Finance and
                                           Chief Financial Officer